UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2008 (December 5, 2008)
GLOBAL INDUSTRIES, LTD.
(Exact name of registrant as specified in its charters)

Louisiana	0-21086	72-1212563
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

8000 Global Drive
Sulphur, LA	70665
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, including Area Code: (337) 583-5000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On December 5, 2008, Mr. William J. Doré was elected to the Board of Directors of Global Industries, Ltd. (the “Company”). Mr. Doré, the Company’s founder, was Chief Executive Officer from 1973 until 2006. He retired as Chairman of the Board of Directors in May 2007.
     Mr. Doré and the Company are parties to that certain retirement and consulting agreement dated September 18, 2006 (the “Agreement”). A copy of the Agreement was previously filed with the Securities and Exchange Commission (“SEC”) as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on September 22, 2006. In connection with Mr. Doré’s election, the Agreement has been amended, effective December 5, 2008 (the “Amended Agreement”), to extend the consulting period one year, or until April 30, 2011. During the consulting period, as originally agreed between the parties, Mr. Doré will receive, among other things, an annual consulting fee of $400,000 and an office allowance of $175,000 commencing on the date when the Company and he mutually agree that he will no longer maintain an office at the Company. Pursuant to the Amended Agreement, the Company will, subject to certain conditions and limitations, extend certain medical benefits for Mr. Doré under the Company’s group health plan until the date of Mr. Doré’s death. Medical benefits for Mr. Doré’s spouse will continue until the later of April 30, 2011 or the date of Mr. Doré’s death. In addition, while Mr. Doré is serving as a member of the Board of Directors he will be entitled to use the Company’s aircraft in accordance with Company’s policies.
     Mr. Doré will be entitled to receive compensation and benefits provided from time to time to outside directors during any period of time when Mr. Doré is serving as an outside director of the Company.
     The foregoing description of the Amended Agreement does not purport to be complete and is qualified in its entirety by reference to (i) the Agreement, a copy of which was previously filed with the SEC as Exhibit 10.2 to its Current Report on Form 8-K filed on September 22, 2006 and incorporated by reference into this Item 5.02, and (ii) the Amended Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.
     Mr. Doré is expected to be designated as a member of the Company’s Finance Committee.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits.
10.1	Amendment to Agreement between Mr. William J. Doré and the Company dated December 5, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INDUSTRIES, LTD.
Date: December 8, 2008	By:	/s/ PETER S. ATKINSON
Peter S. Atkinson
President

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1	Amendment to Agreement between Mr. William J. Doré and the Company dated December 5, 2008.